Exhibit 10.24

MASTER LEASE AGREEMENT
No. 4281828
Part I

The Master Lease agreement between the undersigned Lessor and the undersigned Lessee, is in consideration of the mutual covenants, terms and conditions herein contained, and shall apply to certain property, together with all components, parts, additions and attachments now or hereafter incorporated therein and substitutions therefore (hereinafter collectively, “Equipment”) described in the scheduled(s) to be executed pursuant hereto (each a “Schedule”).  Each Schedule shall be deemed to incorporate by reference all terms and conditions of this Master Lease Agreement.  This Master Lease Agreement, together with every Schedule, shall be referred to as the “Lease,” and shall be subject to the additional terms and conditions set forth in the Schedules.  All Schedules held by the same Lessor shall constitute one lease.  The Lease shall be effective with respect to each Schedule from and after the date said Schedule is fully executed.  The term of this Lease with respect to any item of Equipment shall commence a Lessor’s discretion on either the date the Equipment is accepted by Lessee or the date the Schedule is fully executed.  The term shall be set forth in the applicable Schedule.  Payments shall be made in the amounts specified in each Schedule along with such amounts specified in this Master Lease Agreement.  Lessee must notify Lessor of Equipment to be included in any proposed Schedule and Lessor reserves the right to accept or reject such Equipment.  Lessor’s acceptance of each Schedule shall be evidenced by Lessor’s execution of such schedule at its office indicated below.  Lessor may refuse to pay for Equipment, whether or not the Equipment has been delivered to Lessee, if (a) Lessee fails to execute or cause to be executed, or fails to release or cause to be released, any documents, instruments or agreements, including but not limited to releases, subordinations, UCC filings, and landlord’s / mortgagee’s waivers, as reasonably required by Lessor, or (b) there shall be in Lessor’s reasonable judgment a material adverse change in the financial condition or credit standing of Lessee, any guarantor, or any other party deemed material to the transaction by respective parent companies, owns directly or indirectly, now or at any time hereafter, majority voting stock or other controlling interest) on an ongoing basis, Lessor and Lessee agree that any Schedule may be supplemented or amended special written terms and conditions set forth in such Schedule for that particular transaction and country only and may be executed by any two authorized signatories of both Lessor (or affiliate of Lessor) and Lessee (or Affiliate of Lessee).  The Lessee shall, without notice, be jointly and severally liable for the due performance of the obligations of its Affiliates under all Schedules including, without limitation, all special terms and conditions negotiated by such Affiliates

Part II

IMPORTANT:  NO SUPPLIER OR ANY SALESPERSON IS AN AGENT OF LESSOR NOR ARE THEY AUTHORIZED TO WAIVE OR ALTER THE LEASE.  THEIR REPRESENTATIONS OR ASSURANCES OF CURE SHALL IN NO WAY AFFECT THE RIGHTS OR OBLIGATIONS OF LESSOR.

1.  TERMS AND CONDITIONS.  In consideration of Lessor’s purchase of the Equipment selected by Lessee, Lessee leases from Lessor the Equipment identified on each Schedule pursuant to the terms and conditions set forth herein.  Lessee authorizes Lessor to insert in each Schedule serial numbers and other identification data when determined.  THIS LEASE CONSTITUTES THE FULL AND COMPLETE AGREEMENT between the Lessor and Lessee in connection with the equipment and MERGES ANY OTHER UNDERSTANDING.  In no case shall the Lessee’s or Supplier’s transactional documentation (e.g. order forms and invoices) be deemed to apply to Lessor.  Lessee agrees to pay Lessor a documentation fee to be billed with the first lease payment of each Schedule to cover account setup and administrative costs.

2.  LESSEE’S WARRANTIES AND COVENANTS.  Lessee represents, warrants, and covenants upon execution of this Master Lease Agreement and each Schedule that: a) Lessee has read and understood each part of the Lease before it is signed; b) Lessee selects and is fully satisfied with both the Equipment and the Supplier and is advised of Lessee’s right to contact Supplier for a copy of Supplier’s contract; c) Lessee will authorize Lessor to pay for the Equipment only after Lessee receives and accepts the Equipment as fully operable for Lessee’s purposes; d) financial information and other statements provided to Lessor are accurate and complete and will be updated consistent with past practices upon Lessor’s request during the Lease term e) Lessee hereby authorizes Lessor to share and exchange with any of its affiliates and subsidiaries credit and other information Lessor has obtained on lessee’s operations; f) Lessee is currently meeting all debts as such come due; g) the Equipment is leased exclusively for Lessee’s established business purposes and not for starting a new business or for personal family or household purposes; h) Lessee has unrestricted power to enter into the Lease, has duly authorized the person executing it, and certifies that all signatures re authentic; i) Lessee will pay all costs, fees and expenses connected with the Equipment, including teas, insurance, repairs, shipping, credit fees, filing fees, termination fees, collection costs (including reasonable attorney fees), licenses and other expenses normally paid in a net lease and, to the extent Lessor pays any of the same, will reimburse Lessor therefore promptly upon demand; j) Lessee has made an assessment of the microchip and computer based systems and the software used in its business and based upon such assessment represents that it is “Year 2000 Compliant” means that all software, embedded microchips and other processing capabilities utilized by, and material to the business operation or financial condition of Lessee are able to interpret, store, transmit, receive and manipulate data involving all calendar dates correctly and without causing any abnormal ending scenarios in relation to dates after December 31, 1999.

3.  LESSEE’S WAIVER OF DAMAGES, REMEDIES AND WARRANTIES FROM LESSOR, QUIET ENJOYMENT, a) Lessee leases the Equipment from Lessor “AS IS/WHERE IS.”  So long as no Event of Default exists, Lessor shall not interfere with Lessee’s quiet enjoyment and use of the Equipment during the Lease term.  LESSOR MAKES ABSOLUTELY NO WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANT ABILITY OR FITNESS FOR A PARTICULAR PURPOSE. B) IF THE EQUIIPMENT DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY SUPPLIER OR IS UNSATISFACTORY FOR ANY REASON WHATSOEVER, LESSEE HEREBY WAIVES ANY CLAIM ON ACCOUNT THEREOF AGAINST LESSOR, ITS AFFILIATES AND EMPLOYEES/AGENTS, BUT RESERVES SUCH CLAIMS AGAINST SUPPLIER.  Lessor herby grants Lessee the non-exclusive right to exercise, at Lessee’s expense for the term of the Lease, all promises and warranties from Supplier to Lessor.  In no case shall Lessor have any duty toot enforce such warranties; c) IN NO CASE SHALL LESSOR BE LIABLE TO LESSEE FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES.  D) To the extent permitted by applicable law, Lessee hereby waives Lessee’s right to: 1) cancel or repudiate this Lease; 2) revoke acceptance of or reject the Equipment; 3) claim a security interest in the Equipment; 4) accept partial delivery of the Equipment; 5) sell or dispose of the Equipment upon rejection or revocation; 6) seek “cover” in substation for the Lease from Lessor; and 7) claim an agency relationship between Supplier and Lessor.

4.  PAYMENTS.  Lessee agrees to make lease payments in advance and to pay per diem interim rent (at 1/3d of monthly rent per day) from data of Equipment acceptance until the first regular payment and to pay such other charges as provided herein.  THE LEASE PAYMENTS MAY BE ADJUSTED PROPORTIONATELY UPWARD OR DOWNWARD BY UP TO TWENTY (20%) PERCENT IF THE ACTUAL COST OF THE EQUIPMENT VARIES FROM THE APPLICATION ESTIMATE.  Unless Lessor gives written notice of a new address, all payments under this Lease shall be sent to Lessor at the address provided below or in the Schedule.  Each payment received, at Lessor’s discretion, will be applied first to the oldest charge due under the Lease.  LESSEE AGREES THAT TIME IS OF THE ESSENCE; AND TO MAKE PAYMENTS REGARDLESS OF AY PROBLEMS LESSEE MIGHT HAVE WITH THE EQUIPMENT, INCLUDING ITS POERATIN, CAPABILITY, INSTALLATION, OR REPAIR REGARDLESS OF ANY CLAIM, SETOFF, COUNTERCLAIM OR DEFENSE LESSEE MIGHT HAVE AGAINST THE VENDOR, DISTRIBUTOR, OR MANUFACTURERE (“SUPPLIER”), AND ANY SALESPERSON OR OTHER THIRD PARTY.  In the event Lessee fails to apply any amounts due hereunder or to perform any of its other obligations under this Lease, Lessor may, at its option, pay such amounts or perform such obligations, and Lessee shalL reimburse Lessor the amount of such payment or cost of such performance upon demand, together with interest pursuant to Section 12.  Without Lessor’s prior written consent, any payment to Lessor’s bank lock box of a smaller sum than due at any time under the Lease shall not constitute a release or an accord and satisfaction for any greater sum due, or to become due, regardless of any endorsement restriction, unless otherwise agreed by both parties in a signed writing.  Advance payments and security deposits shall not bear interest and may be commingled with other funds.  Unless the application is rejected by Lessor, if the applicable Schedule is never finalized, any advance payment will be retained by Lessor in liquidation of documentation and processing expenses.

5.  TAXES, ASSESSMENTS AND FEES.  Lessee agrees to pay all licensing, filing and registration fees:  to keep the Equipment free of all liens and encumbrances; TO SHOW THE EQUIPMENT AS “LEASED EQUIPMENT” ON TAX RETURNS; TO PAY ALL PERSONAL PROPERTY TAXES ASSESSED AGAINST THE EQUIPMENT; to pay all other taxes, assessments, fees and penalties which may be levied or assessed in respect to the Equipment, its use or any interest therein, or any lease payments, including but not limited to all federal, state, and local taxes, however designated, levied or assessed, whether upon Lessee or Lessor or the Equipment or upon the sale, ownership, use or operation, excepting only income taxes levied on the Lessor.  Lessor may, at its option, pay on Lessee’s behalf such taxes and other amounts, file applicable returns, and collect full reimbursement plus reasonable costs incurred in collecting taxes, assessments, or fees for which lessee is liable.  Lessee agrees that Lessor is entitled to all tax benefits resulting from ownership of the Equipment.  Lessee agrees that, should any such tax benefits be disallowed, Lessee shall indemnify Lessor for such loss by paying Lessor an amount equal to the value of the last benefits.  LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, REGARDING LESSEE’S TAX OR ACCOUNTING TREATMENT OF THE LEASE.

6.  NOTICE.  Any notices required to be given hereunder shall be given in writing by either (a) hand delivery, (b) overnight courier, (c) certified mail, or (d) facsimile, and directed to the address of each party set forth in the Lease or to such other address as either party may substitute by written notice from time to time.  In any legal action, Lessee waives personal service and agrees to service of process by certified or registered mail, return receipt requested, postage prepaid, at deemed complete five (5) days after posting.

7.  SUCCESSORS AND ASSIGNMENTS.  LESSEE AGREES NOT TO TRANSFER, SELL, SUBLEASE, OR ENCUMBER EITHER THE EQUIPMENT OR ANY RIGHTS UNDER THIS LEASE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, which consent will not be unreasonably withheld.  Even with Lessor’s consent, Lessee shall remain jointly and severally liable with any assignee.  In all cases, the provisions of this Lease bind all heirs, executors, administrators, successor, trustees, and assigns of the Lessee.  LESSOR MAY, AT ITS OPTION, ASSIGN ITS RIGHTS AND INTERESTS AT ANY TIME UNDER THIS LEASE WITHOUT NOTICE.  Lessee agrees that Lessor’s assigns will have the same rights and remedies as Lessor.  Lessee agrees that Lessor shall remain responsible for all Lessor obligations and that the rights of Lessor’s assigns will not be subject to defenses or seloffs that Lessee may have against Lessor.  Lessee agrees that Lessor is not an agent of any assigns and that such assigns are not agents of Lessor.  Lessee stipulates that any such assignment by Lessor shall not materially change Lessee’s duties, obligations or risks under this Lease.

8.  OWNERSHIP AND TITILE. Except for licenses and intellectual property.  Lessor is the sole owner of the Equipment, has sole title and all residual rights, has the right to inspect the Equipment, and has the right to affix and display notice of Lessor’s ownership thereon.  Lessee acknowledges that any licenses or other intellectual property, included or funded with the Equipment, is not provided by or owned by Lessor, and therefore is not included in any purchase option under this lease.  The Equipment shall remain Lessor’s personal property whether or not affixed to realty and shall not be part of any real property on which it is placed.  Lessee agrees to maintain the Equipment so that it may be removed from the property or building where located without damage.  At Lessor request, Lessee shall obtain a landlord and/or mortgagee waiver for the Equipment.  Unless removed before Lease termination, all additions, attachments, and accessories placed on the Equipment become part of the Equipment and Lessor’s property.  Copyrighted materials and materials subject to other intellectual property rights may be used only in accordance with the terms of the license relating thereto.  Lessee authorizes Lessor to file at Lessor’s option informational financing statements and/or fixture filings without Lessee’s signature and, if a signature is required by law, Lessee appoints Lessor as Lessee’s attorney-in-fact to execute such statements and filings.  For purposes of any filing and without contravening any claim of title or true lease status, Lessee hereby grants Lessor a security interest in the Lease and equipment, and any licenses of intellectual property used with the Equipment and all interest of Lessee therein, an all proceeds and products thereof to secure all obligations to Lessor  (and its affiliates and subsidiaries) whether arising in connection with this Lease or otherwise.

9.  OPERATION AND TERMINATION.  Lessee shall be solely responsible for the installation, operation, and maintenance of the Equipment; shall keep it in good condition and running order, and shall use and operate the Equipment in compliance with applicable laws and vendor licenses.  If the Equipment is of the type not normally maintainable by the Lessee, the Lessee shall maintain at its own expense throughout the Lease term a maintenance contract acceptable to Lessor.  Upon return to Lessor, the Equipment must be eligible, without further cost or expense, for immediate continuation of maintenance coverage.  Lessee agrees to keep and use the Equipment only at the business address identified in writing by Lessee to Lessor, to never abandon the Equipment, and to never relinquish possession of the Equipment except to Seller’s agent.  At the end of the Lease term, if Lessee exercises no purchase option, Lessee must contact Lessor, who will designate the return location within the continental United States.  Lessee shall immediately crate, insure and ship all returned equipment to the designated location at is own expense in the same condition as when received, excepting only reasonable wear and tear.  Unless Lessee exercises the purchase option or return option under the Lease with ninety (90) days written notice prior to Lease expiration and, in case of returns, unless Lessor actually receives the Equipment at the return location within ten (10) days of Lease termination, the Lease renews automatically from month to month, and Lessee agrees to make a full monthly lease payment at the last effective rate under the Lease for each holdover month or part thereof until Lessor receives the Equipment.  Lessee agrees to accept and pay a separate billing for all damaged and missing Equipment, including any components and peripheral parts.

10.  RISK OF LOSS AND INSURANCE.  Commencing on the date Equipment is delivered to Lessee and until Lessee has returned the Equipment to the designated location, Lessee bears the entire risk of loss or damage to the Equipment, regardless how arising.  Lessee shall immediately notify Lessor of the occurrence of any loss or other occurrence affecting Lessor’s interests and shall repair or replace the Equipment at Lessee’s expense.  In such event, Lessee agrees to continue to meet all payment ant other obligations under the lease.  Lessee agrees, at its cost, to a) keep the Equipment insured against all risks of physical loss or damage for its full replacement value, naming Lessor as loss payee; and b) maintain public liability insurance, covering personal injury and property damage for not less than $300,000 per occurrence, or in such other amount as Lessor may request or accept, naming Lessor as an additional insured.  Such insurance policy must 1) be issued by an insurance carrier rated B+ or better by A.M Best and Company, 2) provide Lessor with not less than 15 days prior written notice of cancellation, non-renewal or amendment, and 3) provide deductibles not in excess of amounts acceptable to Lessor.  Lessee must provide Lessor with evidence of coverage within 30days after (i) delivery of the Equipment to Lessee, or (ii) any notice Lessor may send Lessee requesting evidence of coverage, whichever is earlier.  Lessee acknowledges that Lessor cannot advise Lessee on insurance adequacy or coverage, as Lessor is not licensed as an insurance agency or insurance company.  If Lessee fails to provide evidence of coverage meeting the foregoing requirements, Lessor may, but is not obligated to, for its interest only, (A) include the Equipment under Lessor’s risk management program for the loss, damage or destruction of the Equipment and to charge Lessee a fee which Lessee will be required to pay Lessor or (B) obtain property and/or liability insurance coverage, from any authorized insurance carrier of Lessor’s choice, including affiliates, and Lessee must repay to Lessor over the term of the applicable Lease the insurance premiums Lessor paid for such coverage.  Such premiums may be repaid by Lessor, and Lessor’s insurance policy will cover such risks and include such deductibles, and if any, as Lessor any request from its insurance provider.  Lessee may wish to acquire may be higher or lower than the cost of Lessor’s policy.  At Lessee’s sole discretion and expense, it may wish to obtain insurance coverage from its insurance company for any interest it may have in the Equipment or the applicable Leas.  The proceeds of insurance shall be applied at Lessor’s sole, election toward the replacement or repair of the Equipment or payment towards Lessee’s obligation.  If there has been a Lessee Event of Default, Lessee appoints Lessor as attorney in fact to make any claim for, receive payment of, or execute or endorse all documents, checks or drafts for loss or damage or return of premium under such insurance.

11.  INDEMNITY.  Lessee agrees to indemnify, defend and hold Lessor harmless from and against, any and all damages (including special, indirect, incidental and consequential damages), liabilities (including liabilities for death and personal injury), penalties, claims and expenses (a Claim”), including any and all attorney’s fees and legal expenses, arising from or caused directly or indirectly by any actual or alleged use, selection, possession, maintenance, condition (whether or not latent or discoverable), operation, location, delivery or transportation of any item or Equipment.  Should Lessee be entitled under applicable law to revoke its acceptance of the

Equipment. Lessee agrees to pay and indemnify Lessor for any payment by Lessor to the Supplier of the Equipment.  The provisions of this Section 11 shall survive the expiration or other termination of the Lease.

12.  COLLECTION CHARGES AND ATTORNEY’S FEES.  If any part of any sum is not paid when due, Lessee agrees to pay Lessor; a) in the first month, a late charge to compensate Lessor for collecting and processing the late sum, stipulated and liquidated to be the greater of $.10 per dollar of each delayed sum or $25; plus b) a charge for every month after the first month in which the sum is late to compensate Lessor for the inability to reinvest the sum, stipulated and liquidated at 1 ½% per month, or when less, the maximum allowed by applicable law; plus c) all costs of collection, including collectors’ contingency fees, Lessor’s reasonable attorney fees as damages and net costs in all proceeding s arising under this Lease, including any arbitration, bankruptcy proceeding, civil action, mediation, counterclaim or post-judgment action or appeal with respect to any of the foregoing; plus d) a returned-check or non-sufficient fund (“NSF”) charge to reimburse Lessor for its time and expense incurred with respect to a check that is returned for any reason, stipulated and liquidated at the greater of $50 or actual bank charges to Lessor, plus other amounts allowed by law.

13.  DEFAULT.  Lessee shall be in default of this Lease on any of the following events (Lessee Event of Default”); a) Lessee fails to pay any month’s rent within ten (10) days after it first becomes due; b) Lessee assigns, moves, pledges, subleases, sells or relinquishes possession of the Equipment, or attempts to do so, without Lessor’s prior written authorization; c) Lessee breaches any of its warranties or other obligations under this Lease, or any other agreement with Lessor, and fails to cure such breach within ten (t10) days after Lessor sends notice of the existence of such breach; d) any execution or writ of process is issued in any action or proceeding to seize or detain the Equipment; e) Lessee or any guarantor dies, becomes insolvent or unable to pay any debts when due; stops doing business as a going concern; merges, consolidates, transfers all or substantially all of its assets; makes an assignment for the benefit of creditors, appoints a trustee or receiver or undergoes a substantial deterioration of financial health or; f) Lessee or any guarantor fails to assume or reaffirm this Lease obligation within sixty (60 days of the filing of any petition of protection under the United States Bankruptcy Code.

14.  REMEDIES.  Upon the occurrence of any Lessee Event of Default, Lessor has the right to be made whole by collecting or exercising any or all of the following: a) without notice, accelerate under the Lease and any other agreement between Lessor and Lessee all sums that are already due and the discounted value (see 15a below) of those that will become due, including the lease and fir market value of the Equipment (subject to 15b below), all lost or recaptured tax benefits to Lessor, and any renewal and purchase obligations which Lessee has contracted to pay; b) retake possession of the Equipment without court order or other process of law, and for such purpose may enter upon any premises where the Equipment may be, remove the same and apply any proceeds as provided below, with Lessee being liable for all reasonable costs and expenses incurred in the repossession, recover, storage, repair, sale, release or other disposition of the Equipment; and/or c) exercise any remedy at law or equity, notice thereof being expressly waived by Lessee.  In any proceeding under the Lease, all of Lessee’s directors, officers, employees and agents shall be deemed authorized or managing agents of Lessee for purposes of applicable law and court rules, and Lessor may examine such persons as if under cross examination, and any discovery evidence or disposition of them shall be admissible as evidence in such proceeding.  Lessor’s action or failure to act on one remedy constitutes neither an election to be limited thereto nor a waiver of any other remedy or a release of Lessee from the liability to return the Equipment or for any loss or Claim with respect thereto.  The provisions of this Lease are severable and shall not be affected or impaired if any provision is held unenforceable, invalid, or illegal.  Any provisions held in conflict with any statute or rule of law shall be deemed inoperative only to the extent of such conflict and shall be modified to the extent possible to conform with such statutes or rule.

15.  MITIGATION OF DAMAGES.  In furtherance of the mitigation of damages, Lessee agrees and stipulates; a) Each accelerated sum and lease-and fair market value shall have a discounted or present value computed at 6% per annum; b) Should Lessor use or dispose of any returned or repossessed Equipment, Lessor will credit the amount that Lessee owes (see 14a above) with any excess which Lessor actually recovers over the cost of retaking and disposing of the Equipment.  Such credit shall not be deemed to be an equity offset but shall be in full mitigation of Lessor’s repossession of the Equipment before the end of the Lease; c) To encourage and facilitate settlement of any dispute, and to apportion litigation costs associated therewith, any deposition of any witness, whether a party or not, shall be taken by telephone and/or by video tape in the county where the witness works or resides.  Such deposition may be used for any purpose including any discovery, trial, or proceeding as long as the deponent resides or works more than 100 miles away therefrom.  No party shall require any witness to attend any deposition, trial, or proceeding more than 100 miles from where that witness resides or works without first tendering to that witness full payment of all costs reasonably necessary to allow such attendance including travel, transportation, lodging ad meal; d) Any action under or in connection with this Lease by Lessee for claims against Lessor, its affiliates, or employees or against shall be commenced within one (1) year after any such cause of action accrues.

16.  CONSENT TO MICHIGAN LAW, JURISDICTION, VENUE, AND NON-JURY TRIAL.  Lessee consents, agrees, and stipulates that:  a) this Lease shall be deemed fully executed and performed in the State of Michigan and shall be governed by and construed in accordance with the laws thereof (All parties stipulate that no conventions of the United Nations, including the Convention on contracts for the International sale of Goods, shall apply ant any time to the Lease, unless expressly agreed to in the applicable Schedule and then only for that schedule); and b) in any action, proceeding, or appeal on any matter related to or arising out of this Lease, Lessor and Lessee 1) SHALL BE SOLELY SUBJECT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE ABOVE STATE, including any state or federal court sitting therein, and all court rules therefrom; and 2) SHALL ACCEPT

VENUE SOLELY IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF LESSOR’S ADMINISTRATIVE OFFICE.  LESSOR AND LESSEE EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY.